Fees Summary	Mar. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 510,127,000
Previously Paid Amount	0
Total Fee Amount	70,448.54
Total Offset Amount	0
Net Fee	$ 70,448.54